Exhibit 10.5

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) is dated as of June 19, 2012, by and among SFX Holding Corporation, a Delaware corporation (“Acquiror”), SFX ENTERTAINMENT INC., a Delaware corporation (“SFX”), and each registered stockholder of SFX signatory hereto (each a “Stockholder” and, collectively, the “Stockholders”).

WHEREAS, SFX is in the business of live entertainment (the “Business”);

WHEREAS, each Stockholder owns of record that number of shares of common stock, par value $0.001 per share, of SFX (“SFX Shares”) set forth on such Stockholder’s signature page hereto;

WHEREAS, the SFX Shares held by the Stockholders constitute all of the issued and outstanding capital stock of SFX;

WHEREAS, the Stockholders desire to contribute to Acquiror all outstanding SFX Shares in exchange for an equal number of shares of common stock, par value $0.001 per share, of Acquiror (“Acquiror Shares”), with SFX continuing as a wholly owned subsidiary of Acquiror (the “Exchange”);

WHEREAS, as of the date hereof, Acquiror and/or certain wholly owned limited liability company subsidiaries of Acquiror entered into one or more asset contribution agreements or other binding agreements (each, an “Other Acquisition Agreement”) with one or more other individuals or entities engaged in businesses that are synergistic with those of SFX and Acquiror (the “Other Parties”), pursuant to which Acquiror or a wholly owned limited liability company subsidiary of Acquiror will, on the terms and subject to the conditions set forth therein, acquire certain assets and assume certain liabilities thereof with a view to combining and expanding the overall business activities of Acquiror and SFX in the field of live entertainment, in all cases, as part of an overall plan (the “Plan”) to enter into this Agreement and the Other Acquisition Agreements; and

WHEREAS, the parties hereto and each of the parties to the Other Acquisition Agreements intend to consummate the transactions contemplated hereby and thereby in accordance with the Plan such that the transactions contemplated by this Agreement and the Other Acquisition Agreements will, for U.S. federal income tax purposes, qualify as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1

CONTRIBUTION

1.1          Contribution of SFX Shares.  On the terms and subject to the conditions of this Agreement, at the Closing, each Stockholder shall contribute, sell, transfer, convey, assign and deliver to Acquiror, and Acquiror shall purchase, accept and acquire from each Stockholder, free and clear of any liens, that number of SFX Shares set forth on such Stockholder’s signature page hereto, which SFX Shares, in the aggregate, constitute all of the issued and outstanding capital stock of SFX.

1.2          Consideration. Upon the terms and subject to the conditions contained in this Agreement, as consideration for the contribution, sale, transfer, conveyance, assignment and delivery of the SFX Shares by each Stockholder and in full payment therefor, Acquiror shall issue to each Stockholder, free and clear of any liens, that number of Acquiror Shares set forth on such Stockholder’s signature page hereto (collectively, the “Consideration”).

1.3          Tax Treatment.  The parties hereto and each of the parties to the Other Acquisition Agreements intend to consummate the transactions contemplated hereby and thereby in accordance with the Plan such that the transactions contemplated by this Agreement and the Other Acquisition Agreements will, for U.S. federal income tax purposes, qualify as a transaction described in Section 351 of the Code.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF SFX

As an inducement to Acquiror and each Stockholder to enter into this Agreement and to consummate the transactions contemplated herein, SFX makes the following representations and warranties to Acquiror, as of the date of this Agreement (except if another date is specified in the representation or warranty).

2.1          Corporate Existence.  SFX is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets.  Copies of the Certificate of Incorporation and bylaws of SFX, and all amendments thereto, heretofore delivered to SFX (the “SFX Organization Documents”) are accurate and complete as of the date hereof.

2.2          Authorization.  SFX has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations hereunder.  The execution and delivery by SFX of this Agreement, and the consummation by SFX of the transactions contemplated hereby, have been duly authorized and approved. This Agreement has been duly executed and delivered by SFX and is the legal, valid and binding obligations of SFX enforceable against SFX in accordance with its terms, except that such enforceability may be limited by bankruptcy,insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally, and is subject to general principles of equity.

2.3          Capital Structure.  The authorized capital stock of SFX consists of 350,000,000 shares, 300,000,000 of which are SFX Shares and 50,000,000 of which are initially undesignated preferred stock, par value $0.001 per share, which have the rights, preferences, privileges and restrictions set forth in the SFX Organization Documents and applicable law.  Immediately prior to giving effect to the Exchange and the transactions contemplated by the Other Acquisition

Agreement, 41,750,000 SFX Shares were issued and outstanding.  The Stockholders are the record owners of one hundred percent (100%) of the issued and outstanding SFX Shares, free and clear of any liens.  All issued and outstanding SFX Shares have been duly authorized and validly issued in compliance with applicable laws.  There are no other SFX Shares, other shares of capital stock of SFX, or any options, warrants and other securities of SFX that are exercisable for or convertible into capital stock of SFX, outstanding.

2.4          Governmental Authorization.  The execution, delivery and performance by SFX of this Agreement requires no governmental authorization from any governmental authority other than (a) any governmental authorizations otherwise expressly referred to in this Agreement or any schedule hereto; (b) any filings required to be made by Acquiror in accordance with applicable law; (c) notice filings that are not material to the Business; and (d) governmental authorizations required by governmental authorities outside of the U.S. to effectuate or record the transfer of any SFX Shares.

2.5          Non-Contravention.  The execution, delivery and performance by SFX of this Agreement does not and will not (a) contravene or conflict with the SFX Organization Documents, true and correct copies of which have been delivered to Acquiror and each Stockholder by SFX (b) contravene or conflict with or constitute a violation of any provision of any applicable law binding upon SFX, the Business or any of the SFX Shares; (c) result in the creation or imposition of any lien on any of the SFX Shares; or (d) contravene, conflict with or constitute a violation or breach of any agreement to which SFX is a party or by which SFX has any obligation to third parties.

2.6          Litigation.  There are no actions that have been brought by or against or before any governmental authority or any other person pending or, to the knowledge of SFX, threatened, nor has SFX received any correspondence regarding any such pending or threatened actions, with respect to SFX that seeks to enjoin or rescind the transactions contemplated by this Agreement, and there are no existing actions, orders, judgments or decrees against or binding upon SFX or any of the SFX Shares, or that would prevent the performance by SFX of the transactions contemplated by this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

As an inducement to Acquiror to enter into this Agreement and to consummate the transactions contemplated herein, each Stockholder, severally and not jointly, represents and warrants to Acquiror (as to himself, herself or itself), as of the date of this Agreement (except if another date is specified in the representation or warranty), as follows:

3.1          Authorization.  Such Stockholder has the right, power and authority, and has taken all action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations hereunder.  The execution and delivery by such Stockholder of this Agreement, and the consummation by such Stockholder of the transactions contemplated hereby, have been duly authorized and approved by such Stockholder.  No other proceedings on the part of such Stockholder are necessary to authorize this Agreement and the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Stockholder and is the legal, valid and binding obligations of such Stockholder enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally, and is subject to general principles of equity.

3.2          Ownership.   Such Stockholder is the record owner of the SFX Shares indicated as being owned by such Stockholder on such Stockholder’s signature page hereto, free and clear of all liens.

3.3          Securities Law Matters.  The offer and sale of the Acquiror Shares comprising the Consideration to SFX is being made as a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder, and is not being registered under the Securities Act.  Each of the Stockholders hereby acknowledges that the Acquiror Shares comprising the Consideration have not been registered under the Securities Act, or registered or qualified for sale under any state securities laws, and cannot be resold without registration thereunder or exemption therefrom.  Each of the Stockholders is an “accredited investor,” as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act, and will acquire the Acquiror Shares comprising the Consideration for his, her or its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, and the rules and regulations thereunder, any applicable state “blue sky” laws or any other applicable securities laws.  Each of the Stockholders has sufficient knowledge and experience in financial and business matters to enable him or it to evaluate the risks of investment in the Acquiror Shares comprising the Consideration, is acquiring the Acquiror Shares comprising the Consideration with a full understanding of all of the terms, conditions and risks thereof, and at the Closing Date (as defined below) will bear and has the ability to bear the economic risk of this investment for an indefinite period of time.  Each of the Stockholders understands and agrees to the terms and conditions under which the Acquiror Shares comprising the Consideration are being offered.

3.4          Legends.  Each of the Stockholders acknowledges that, to the extent applicable, each certificate evidencing the Acquiror Shares comprising the Consideration shall be endorsed with a legend substantially in the form set forth below, as well as any additional legend imposed or required by applicable securities laws:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN SOLD IN RELIANCE ON EXEMPTIONS THEREFROM. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.”

3.5          Restricted Securities.  Each of the Stockholders acknowledges that the Acquiror Shares comprising the Consideration are “restricted securities” (as such term is defined in Rule 144 under the Securities Act) and must be held indefinitely unless subsequently registered under the Securities Act or any applicable state securities laws or an exemption from such registration is available.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF ACQUIROR

As an inducement to each Stockholder to enter into this Agreement and to consummate the transactions contemplated herein, Acquiror represents and warrants to each Stockholder as of the date of this Agreement (except if another date is specified in the representation or warranty), as follows:

4.1          Corporate Existence and Power.  Acquiror is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as it is presently being conducted.  Copies of the Articles of Incorporation and bylaws of Acquiror, and all amendments thereto, heretofore delivered to each Stockholder and SFX (the “Acquiror Organization Documents”) are accurate and complete as of the date hereof.

4.2          Authorization.  Acquiror has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations hereunder.  The execution and delivery by Acquiror of this Agreement, and the consummation by Acquiror of the transactions contemplated hereby, have been duly authorized and approved.  No other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement and the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Acquiror and is the legal, valid and binding obligations of Acquiror enforceable against Acquiror in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally, and is subject to general principles of equity.

4.3          Capital Structure.  The authorized capital stock of Acquiror consists of 400,000,000 shares, 300,000,000 of which are Acquiror Shares and 100,000,000 of which are initially undesignated preferred stock, par value $0.001 per share, which have the rights, preferences, privileges and restrictions set forth in the Acquiror Organization Documents and applicable law (such preferred stock, the “Acquiror Preferred Stock”).  After giving effect to the Exchange and the transactions contemplated by the Other Acquisition Agreement, the authorized capital stock of the Acquiror shall consist of 400,000,000 shares, 42,750,000 of which shall be issued and outstanding Acquiror Shares.   All issued and outstanding Acquiror Shares have been duly authorized and validly issued in compliance with applicable laws.  There are no other Acquiror Shares, other shares of capital stock of Acquiror, or any options, warrants and other securities of Acquiror that are exercisable for or convertible into capital stock of Acquiror, outstanding.

4.4          Governmental Authorization.  The execution, delivery and performance by Acquiror of this Agreement requires no governmental authorization from any governmental authority other than (a) any governmental authorizations otherwise expressly referred to in this Agreement or any schedule hereto; (b) any filings required to be made by SFX in accordance with applicable law; (c) notice filings that are not material; and (d) governmental authorizations required by governmental authorities outside of the U.S. to effectuate or record the transfer of any Acquiror Shares.

4.5          Non-Contravention.  The execution, delivery and performance by Acquiror of this Agreement does not and will not (a) contravene or conflict with the Acquiror Organization Documents, true and correct copies of which have been delivered to SFX by Acquiror (b) contravene or conflict with or constitute a violation of any provision of any applicable law binding upon Acquiror or any of the Acquiror Shares; (c) result in the creation or imposition of any lien on any of the Acquiror Shares; or (d) contravene, conflict with or constitute a violation or breach of any agreement to which Acquiror is a party or by which Acquiror has any obligation to third parties.

4.6          Litigation.  There are no actions that have been brought by or against or before any governmental authority or any other person pending or, to the knowledge of Acquiror, threatened, nor has Acquiror received any correspondence regarding any such pending or threatened actions, with respect to Acquiror that seeks to enjoin or rescind the transactions contemplated by this Agreement, and there are no existing actions, orders, judgments or decrees against or binding upon Acquiror or any of the Acquiror Shares, or that would prevent the performance by Acquiror of the transactions contemplated by this Agreement.

4.7          No Advertising or Solicitation.  Neither the Acquiror nor anyone acting on behalf of the Acquiror has engaged in any general advertising or solicitation in contravention of the Securities Act for the offer and sale of the Acquiror Shares or any other shares of common stock.  Assuming the accuracy each Stockholder’s representations contained in this Agreement, the offer, sale, issuance and delivery of the Acquiror Shares are exempt from registration under the Securities Act and all action required to be taken prior to the offer or sale of the Acquiror Shares has been taken under applicable state securities laws.

4.8          Purpose of Formation.  The Acquiror is a newly organized entity formed for the purpose of acquiring the Other Parties and to operate in such related businesses and, as of the date hereof, has no operating history and has incurred no material liabilities other than in connection with consummating the Exchange, or in connection with the acquisition of the Other Parties, none of which have been acquired prior to the Closing Date.

4.9          Compliance with Law.  The Acquiror is in material compliance with all laws, ordinances, and rules and regulations of governmental authorities applicable to or affecting it, its properties or its business, and the Acquiror has not received notice of any claimed violation or default with respect to any of the foregoing which would reasonably be expected to have a material adverse effect on the Acquiror.

4.10        Anti-Money Laundering.  The operations of the Acquiror are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Acquiror or with respect to the Money Laundering Laws is pending or, to the best knowledge of the Acquiror, threatened. Neither the Acquiror nor, to the knowledge of the Acquiror, any of its current officers, has on behalf of the Acquiror or in connection with its business: (a) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; or (b) violated or is in violation of in any material respect any provision of the United States Foreign Corrupt Practices Act of 1977, as amended.

ARTICLE 5

COVENANTS OF THE PARTIES

5.1          Further Assurances.  The parties hereto agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement on a timely basis the transactions contemplated by this Agreement.  In addition, at such times and from time to time on and after the Closing Date, upon reasonable request by any of Acquiror or SFX, each Stockholder will execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, licenses, powers of attorney, and assurances that may reasonably be required for the better conveying, transferring, assigning, delivering and confirming ownership to, or reducing to the possession of, Acquiror all of the SFX Shares and to otherwise carry out the purposes of this Agreement.

5.2          Certain Filings. Without limiting the generality of Section 5.1, the parties hereto shall cooperate with one another in determining whether any action by or in respect of, or filing with, any governmental authority is reasonably necessary or appropriate, or any action, consent, approval or waiver from any party to any of the contracts being transferred hereunder is reasonably necessary or appropriate, in connection with the consummation of the transactions contemplated by this Agreement.  Subject to the terms and conditions of this Agreement, in taking such actions or making any such filings, the parties hereto shall furnish information reasonably required in connection therewith and seek timely to obtain any such actions, consents, approvals or waivers.

5.3          Assignment and Assumption of SFX Obligations.  Acquiror, SFX and each Stockholder shall execute the Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit A, pursuant to which Acquiror will assume all of the obligations of SFX under those certain subscription agreements entered into by SFX and the respective Stockholders.

5.4          Tax Indemnity.  Each of SFX and Acquiror agrees, subject to the other terms and conditions of this Agreement, to indemnify each Stockholder and their respective affiliates, officers, directors, employees, members, successors and assigns from and against, and hold each Stockholder harmless to the extent of, any taxes imposed on such Stockholder by any governmental authority upon the contribution of SFX Shares in exchange for Acquiror Shares pursuant to the Exchange and/or any other damages, losses, penalties, liabilities, reasonable costs and reasonable expenses incurred by the Stockholder in connection with the Exchange.

ARTICLE 6
CLOSING

6.1          Closing Date.  The Closing shall take place on the date hereof (the “Closing Date”).

6.2          Closing Deliveries.  At Closing or as soon as reasonably practicable thereafter, each Stockholder shall deliver, or cause to be delivered, to Acquiror an original stock certificate evidencing the SFX Shares owned by such Stockholder as set forth on such Stockholder’s signature page hereto.  At such time, Acquiror shall deliver to each Stockholder an original stock certificate evidencing the Acquiror Shares to be received by such Stockholder as Consideration.

ARTICLE 7
MISCELLANEOUS

7.1          Notices.  All notices, requests and other communications to either party hereunder shall be in writing (including facsimile, PDF or e-mail) and shall be given,

If to the Acquiror or SFX, to:

SFX Entertainment Inc.
650 Madison Avenue
New York, NY 10022
Attention: Mitchell Nelson, Esq.
Fax: (212) 750-3034

With a copy to:

Reed Smith LLP
599 Lexington Avenue
26th Floor
New York, NY 10022
Attention: Aron Izower, Esq.
Fax: (212) 524-5450

If to a Stockholder, to:

The address set forth on such Stockholder’s signature page hereto.

7.2          Amendments; No Waivers.  Any provisions of this Agreement may be amended or waived prior to the Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

7.3          Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

7.4          Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.5          Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to the conflicts of law rules of such state.

7.6          Consent to Jurisdiction; Venue; Service of Process.

(a)           Each party hereto, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of any New York federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action among the parties arising in whole or in part under or in connection with this Agreement; provided, however, that if such federal court does not have jurisdiction over such action, such action shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby agrees to commence any such action only before one of the above-named courts.  Notwithstanding the immediately preceding sentence, a party may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(b)           Each party hereby agrees that service of any process, summons, notice or document by U.S. registered mail, return receipt requested, at its address specified pursuant to Section 7.1 shall constitute good and valid service of process in any action among the Parties arising in whole or in part under or in connection with this Agreement, and each party hereby waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with this Section 7.6(b) does not constitute good and valid service of process.

7.7          Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION

ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY. ANY ACTION WHATSOEVER AMONG THEM RELATING TO THIS AGREEMENT, OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

7.8          Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.  This Agreement shall become effective when each party shall have received a counterpart hereof signed by the other parties.

7.9          Entire Agreement.  This Agreement and the ancillary agreements related thereto constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

7.10        Titles and Headings; Construction.  The titles and headings to Sections herein and to the Exhibits and Schedules hereto are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted. The words “include”, “includes”, “included”, “including” and “such as” do not limit the preceding words or terms and shall be deemed to be followed by the words “without limitation”. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms, have correlative meanings when used herein in their plural or singular forms, respectively. All references herein to a Section, Article, Exhibit or Schedule are to a Section, Article, Exhibit or Schedule of or to this Agreement, unless otherwise indicated.

7.11        Severability.  If any provision of this Agreement is held invalid, unenforceable or void by a court of competent jurisdiction, the remaining provisions shall not for that reason alone be unenforceable or invalid. In such case, the parties agree to negotiate in good faith to create an enforceable contractual provision to achieve the purpose of the invalid provision. Further, if any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

7.12        No Third Party Beneficiaries.  Except as set forth in Section 5.4, this Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity, including any union or any employee or former employee of SFX, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

7.13        Specific Performance.  The Stockholders acknowledge and agree that Acquiror and SFX would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by any of the Stockholders could not be adequately compensated in all cases by monetary damages alone.  Accordingly, in addition to any other right or remedy to which Acquiror and SFX may be entitled, at law or in equity, they shall be entitled to enforce and provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

7.14        Several Obligations.  Notwithstanding anything to the contrary contained in this Agreement, the obligations and liabilities of each Stockholder shall be several and not joint and several and shall, where applicable, be limited to such Stockholder’s pro rata ownership percentage in SFX.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto executed, or caused this Agreement to be duly executed by their respective authorized officers, as of the date first written above.

SFX HOLDING CORPORATION
a Delaware corporation

By:
Name:
Title:

SFX ENTERTAINMENT INC.
a Delaware corporation

By:
Name:
Title:

[Signature Page to SFX Exchange Agreement]

STOCKHOLDERS:

[ ]

By:
Name:
Title:
Address:

[Signature Page to SFX Exchange Agreement]

EXHIBIT A

Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) entered into by and between SFX Holding Corporation, a Delaware corporation (“Acquiror”), and SFX ENTERTAINMENT INC., a Delaware corporation (“SFX”), dated as of June 19, 2012.

WHEREAS, the Acquiror, SFX, and certain stockholders of SFX, have entered into the Share Exchange Agreement, dated as of June 19, 2012 (the “Exchange Agreement”); and

WHEREAS, in accordance with the terms of the Exchange Agreement, the Acquiror desires to accept as of the date hereof (the “Effective Date”), the assignment of all of SFX’s rights, interests, duties, obligations and liabilities in, to and under that certain Subscription Agreement, entered into on or about                , 2012, by SFX and the undersigned stockholder (the “Subscription Agreement”).

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.             Assignment of Subscription Agreement.  SFX hereby sells, grants, assigns, transfers, delivers, sets over and conveys to the Acquiror all of its rights, interests, duties, obligations and liabilities in, to and under the Subscription Agreement as of the Effective Date.

2.             Assumption of Subscription Agreement. From and after the Effective Date, the Acquiror hereby accepts the assignment contained in Section 1 and assumes all of the duties, obligations and liabilities of SFX in, to and under the Subscription Agreement. The Assignee hereby agrees to be bound by the terms and provisions of the Subscription Agreement and accepts all of the SFX’s rights, interests, duties, obligations and liabilities thereunder.

3.             Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of New York, including all matters of construction, validity or interpretation of this Assignment.

4.             Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

5.             Binding Nature.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto executed, or caused this Agreement to be duly executed by their respective authorized officers, as of the date first written above.

SFX HOLDING CORPORATION
a Delaware corporation

By:
Name:
Title:

SFX ENTERTAINMENT INC.
a Delaware corporation

By:
Name:
Title:

Acknowledged and Agreed to by Stockholder:

[ ]

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]